Filed Pursuant to Rule 497(e)
                                                      Registration No. 333-81209

                           THE GABELLI UTILITIES FUND
                                  (THE "FUND")

           SUPPLEMENT DATED JUNE 2, 2005 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MAY 1, 2005

Effective June 15, 2005, the Fund will revise its 2.00% redemption fee so that it is imposed on shares purchased and redeemed or exchanged on or before the seventh day after the date of purchase, rather than within 60 days. In addition, the Trustees have determined that retirement plans that need an extension to implement the redemption fee must request such extension by June 30, 2005.